UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

Infinity Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Massachusetts Avenue, Floor 4, Cambridge, MA 02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INFI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

 On July 14, 2023, Infinity Pharmaceuticals, Inc. (the “Company”) held a special meeting of the stockholders of the Company (the “Infinity Special Meeting”). At the Infinity Special Meeting, the stockholders of the Company voted on the proposals set forth below, which were set forth in the joint proxy statement/prospectus of the Company and MEI Pharma, Inc., a Delaware corporation ("MEI"), filed with the Securities and Exchange Commission on June 6, 2023. The final voting results for each proposal are set forth below. As of the close of business on May 22, 2023, the record date of the Infinity Special Meeting, there were 89,904,805 shares of common stock of the Company, par value $0.001 per share (“Company Common Stock”), outstanding, each of which was entitled to one vote on each proposal at the Infinity Special Meeting. At the Infinity Special Meeting, a total of 51,950,614 shares of Company Common Stock, representing approximately 57.78% of the outstanding shares of Company Common Stock entitled to vote, were present virtually or represented by proxy, constituting a quorum to conduct business.

Proposal No. 1 – The Infinity Merger Proposal: To approve the adoption of the Agreement and Plan of Merger, dated as of February 22, 2023, as it may be amended from time to time, by and between MEI, the Company and Meadow Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of MEI, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of MEI, and the surviving company of the merger (the “Merger”), which proposal is referred to as the “Infinity Merger Proposal.”

The Infinity Merger Proposal was approved by the requisite vote of the Company’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,058,272	1,643,367	248,975	—

Proposal No. 2 – The Infinity Compensation Proposal: To approve, on a non-binding, advisory basis, the compensation that will or may be payable to the Company’s named executive officers in connection with the Merger, which proposal is referred to as the “Infinity Compensation Proposal.”

The Infinity Compensation Proposal was approved by the requisite vote of the Company’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,590,429	10,888,916	1,471,269	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: July 14, 2023	By:	/s/ Seth A. Tasker
Seth A. Tasker
Chief Business Officer